COMSTOCK FUNDS, INC.
                                  ANNUAL REPORT
                                 APRIL 30, 2001



TO OUR SHAREHOLDERS,

      A year ago we stated that the stock market was exhibiting all of the signs of a classic textbook top, and six months ago we said that the bear market was now a reality. Although the Federal Reserve Board ("Fed") began a policy of aggressive easing in early January, we believe that the bear market is far from over as valuations remain extremely high at a time when the global economy is in a severe slowdown, the technology sector is undergoing dramatic declines, and earnings estimates for the next few quarters are coming down with no letup in sight.

INVESTMENT PERFORMANCE*

      For the year ended April 30, 2001, the Comstock Capital Value Fund's Class A, B, C and R shares posted total returns of 31.23%, 30.36%, 30.50% and 32.12%, respectively. The Comstock Strategy Fund's Class O, A and C shares returned 8.05%, 7.77% and 6.90%, respectively. The Standard & Poor's ("S&P") 500 Index declined 12.97% while the Lehman Brothers Government/Corporate Bond ("LBG/C") Index rose 12.11%, over the same period. Each index is an unmanaged indicator of investment performance. For the six-month period ended April 30, 2001, the Comstock Capital Value Fund's Class A, B, C and R shares posted total returns of 29.80%, 28.93%, 29.51% and 29.73%, respectively. The Comstock Strategy Fund's Class O, A and C shares returned 11.32%, 11.18% and 10.71%, respectively. The S&P 500 Index declined 12.06% while the LBG/C Index rose 6.23%, over the same six-month period. The Comstock Capital Value Fund's performance was attributable mainly to its holdings of individual company stock shorts, S&P 500 Index puts and shorts of S&P 500 Index futures, all of which fared well in the declining market of the past year. The Comstock Strategy Fund's performance was a result of its holdings of U.S. Treasury Securities and S&P 500 Index puts.

COMMENTARY

      The massive movement of the public into equities from 1995 to early 2000 marked one of the great financial manias in history, ranking with the U.S. market in 1929, the Japanese market in 1989 and other great manias of past centuries. Although the stock market has come down over the past year, it is still highly overvalued by past standards. For the 71 years between 1926 and 1997, the S&P 500 Index sold at a price-earnings ratio ("PE") ranging between 7 and 21 (excluding deep recessions and depressions) with an average of about 15. By early 2000, however, the PE reached an astounding 32, a full 50% higher than the peak at any previous bull market, including 1929. Although the S&P 500 Index has declined about 22% from its March 2000 top, it still sells at a PE of 27 times estimated 2001 earnings, a level that is 28% higher than at any bull market top, and an amazing 80% above the average for the past 75 years.

      The Nasdaq Composite, with a much higher percentage of technology stocks, is even more grossly overvalued. The index includes so many money-losing companies that, on the whole, it has negative earnings. However, even Nasdaq's biggest profitable stocks carry an average PE of 55 times earnings. This is even higher than the average ratio reached by the famous so-called "nifty-fifty" stocks in 1972, just prior to their dramatic collapse.

      The stock market bubble was accompanied by a corporate investment boom, particularly in technology, of historic proportions. Thousands of new Internet companies were formed, and received financing on the basis of flimsy and ill-conceived business plans. Initial public offerings ("IPO's") proliferated, and the newly issued stock usually surged to unfathomed heights on the first day of trading as investors, both amateur and professional, hailed the so-called "New Economy." At the same time "Old Economy" companies also scrambled to join the Internet boom, and technology companies across the board prospered from selling the required equipment to both the "new" and "old" economies. By the first half of 1999, the resulting economic surge showed classic signs of straining the nation's resources as labor shortages began to appear and inflation became a distinct threat.

      Responding to the potential economic strains, the Fed embarked upon a policy of monetary restraint, hoping to slow economic growth down to a more sustainable pace. As the economy continued to boom, the Fed eventually instituted six separate tightenings totaling 150 basis points between June 1999 and May 2000. By the early summer of 2000, the economy began to show signs of responding to the Fed's actions, as some softening became evident in industrial production, employment, capital expenditures and consumer spending. The softening was gradual at first, but around late November to early December, technology orders suddenly began to plunge at a rate that surprised the Fed and the companies themselves. This was a particularly important event as technology had been, by far, the main driver of economic growth during the boom. Corporate earnings estimates in both the "new" and "old" economies began to come down rapidly, and the onset of recession became a real threat. The Fed lagged in its policy response, shifting away from its tightening bias in mid-December. On January 3, 2001, the Fed eased by 50 basis points in between meetings, and overall, has now reduced interest rates by 250 basis points in five separate moves this year.

      Despite the Fed's moves toward easing, the economy has continued to deteriorate, and it is highly probable that we are now in a recession. Industrial production has declined for eight consecutive months and payroll employment has dropped for two straight months. Initial unemployment claims are rising sharply, help wanted ads are declining and new layoff announcements continue at record levels. The technology segment is still plunging as companies continue to cut information technology spending and consumers have reduced their purchases of personal computers. Earnings estimates, which began declining a year ago, are still coming down, and show no signs of turning around anytime soon. In addition, economies throughout the globe are softening significantly, adding another negative element to the overall picture. Japan, the world's second largest economy, has entered its fourth recession in the past decade, and is enmeshed in a liquidity trap with no easy solutions.

      Unlike other postwar economic declines, this one began in the industrial sector as a result of the massive capital spending boom. Capacity utilization is now down to 77.4%, the worst since 1983, and nearly 500 basis points below the 1967-2000 average. This means that the Fed's stimulative monetary policy will have a much more difficult time turning the economy around than it would if this was only a garden-variety inventory correction typical of previous postwar downturns. Furthermore, both consumer and corporate debt are at all-time highs relative to Gross Domestic Product ("GDP"), making it that much more difficult for the central bank to induce more borrowing by lowering interest rates. It is increasingly likely that the weakness in the economy, particularly in the various employment numbers, will continue to erode consumer confidence and undermine spending, which has so far held up better than most other segments of the economy.

CONCLUSION

      In our view, investors have still not discounted the potential magnitude and duration of the economic decline. The prevalence of the S&P 500 Index's PE of 27 is one important indication of this attitude. Another is the Investor's Intelligence Survey, showing a high preponderance of bulls over bears among market advisors. In addition, equity mutual fund cash as a percentage of assets is near the low end of a 25-year range. Historically, bear market bottoms have been marked by low valuations, a high degree of pessimism and a high percentage of cash in equity mutual funds. We therefore believe that the bear market will continue until stocks sell at reasonable values that reflect vastly reduced expectations for the economy and corporate earnings. Since the major stock market averages are still selling far above fair value, the decline from current levels could be severe. The Comstock Funds are positioned to benefit from a continuing market downturn with a combination of index puts and shorts of individual stocks and index futures.

                                        Sincerely,


         /S/ SIGNATURE OF CHARLES L. MINTER    /S/ SIGNATURE OF MARTIN WEINDER
         CHARLES L. MINTER                     MARTIN WEINER, CFA
         Portfolio Manager                     Portfolio Manager
         and Director                          and President

June 5, 2001

* PERFORMANCE INFORMATION:

  Total return assumes the reinvestment of dividends and distributions and excludes the effect of sales loads. See standardized performance on Page 4 and Page 5. Past performance is no guarantee of future results. Investment returns and the principal value of an investment will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Returns reflect changes in share price, reinvested dividends and capital gains and are net of expenses. The prospectus contains more complete information, including fees and expenses. Read it carefully before you invest or send money.

  The S&P 500  Index  is a widely  accepted  unmanaged  index  of  stock  market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of bond market performance which includes fixed rate issues rated investment grade or higher; all returns are market value weighted inclusive of accrued interest. Investors should note that there can be no assurance that the markets will perform according to the investment adviser's expectations or that the adviser's investment approach will achieve its objectives.


  ------------------------------------------------------------------------------
  You may obtain current information about Comstock Strategy Fund and Comstock Capital Value Fund and our investment strategy through our internet web site www.comstockfunds.com or call our telephone information line 1-800-GABELLI. Please save this information for future reference.
  ------------------------------------------------------------------------------

  NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED APRIL 30, 2001
--------------------------------------------------------------------------------
TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK STRATEGY FUND, INC.
CLASS O SHARES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Class O           S&P 500           Lehman Govt/    Blended
             Shares            Index           Corp Bond Index   Index

5/26/88       9,550            10,000             10,000         10,000
4/89         10,824            12,554             10,858         11,452
4/90         12,242            13,879             11,767         12,498
4/91         13,302            16,324             13,513         14,475
4/92         14,577            18,615             14,968         16,199
4/93         15,409            21,334             17,139         18,249
4/94         16,970            21,416             17,336         18,726
4/95         17,375            25,156             18,536         20,712
4/96         17,837            32,756             20,139         24,066
4/97         16,972            40,989             21,492         27,235
4/98         14,446            57,823             23,,927        33,154
4/99         12,811            70,441             25,430         37,040
4/00         10,973            77,577             25,672         38,582
4/01         11,857            67,515             28,781         39,868

                                                                                                  SINCE FUND'S
COMSTOCK STRATEGY FUND, INC. (A)                     ONE YEAR       FIVE YEARS     TEN YEARS   INCEPTION (5/26/88)
-------------------------------------------------------------------------------------------------------------------
CLASS O
  Without sales charge...........................      8.05%          (7.84)%       (1.14)%            1.69%
  With sales charge (e)..........................      3.19%          (8.69)%       (1.60)%            1.32%
-------------------------------------------------------------------------------------------------------------------
 CLASS A
  Without sales charge...........................      7.77%          (8.09)%       (1.44)%            1.49%
  With sales charge (e)..........................      2.92%          (8.93)%       (1.89)%            1.13%
-------------------------------------------------------------------------------------------------------------------
 CLASS C
  Without contingent deferred sales charge.......      6.90%          (8.75)%       (1.84)%            1.17%
  With contingent deferred sales charge (f)......      5.89%          (8.75)%       (1.84)%            1.17%
-------------------------------------------------------------------------------------------------------------------
* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(a) The total return reflects the deduction of the maximum initial sales charge of 4.5% when the Fund last offered Class O shares. Total return prior to 8/01/91 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class A shares and Class C shares were not actually introduced until 7/15/92 and 8/01/95, respectively, total return for the period prior to the introduction of each such class (i) reflects the performance information for Class O shares and Class A shares, as appropriate (ii) does not reflect service and distribution fees borne by Class A shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions. Gabelli Funds, LLC became the investment advisor of the Fund on May 23, 2000.
(b) This unmanaged broad-based index is comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
(c) This unmanaged broad-based index is comprised of US Government Agency and Treasury securities and investment grade corporate debt. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
(d) The blended index contains 65% of Lehman Brothers Govt./Corp. Bond Index and 35% of S&P 500 Index.
(e)  Assuming maximum initial sales charge of 4.5%.
(f) Assuming payment of the maximum contingent deferred sales charge (CDSC). A CDSC of 1% is imposed on redemptions made within one year of purchase.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED APRIL 30, 2001
--------------------------------------------------------------------------------
TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK CAPITAL VALUE FUND, INC. CLASS A SHARES
[GRAPHIC OMITTED]
EDGAR REPPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Class A Shares*       S&P 500 Index***
10/10/85                 9,550                  10,000
4/86                    13,363                  13,223
4/87                    15,145                  16,728
4/88                    17,449                  15,641
4/89                    19,472                  19,221
4/90                    22,348                  21,243
4/91                    22,979                  24,978
4/92                    23,817                  28,475
4/93                    24,323                  31,100
4/94                    24,294                  32,752
4/95                    23,924                  38,464
4/96                    23,591                  50,068
4/97                    20,531                  62,646
4/98                    14,067                  88,371
4/99                    10,438                 107,661
4/00                     8,277                 118,567
4/01                    10,862                 103,189


                                                                                     SINCE POLICY      SINCE FUND'S
COMSTOCK CAPITAL VALUE FUND, INC. (A)           ONE YEAR   FIVE YEARS    TEN YEARS   INCEPTION (E)  INCEPTION(10/10/85)
-----------------------------------------------------------------------------------------------------------------------
 CLASS A
  Without sales charge....................        31.23%     (14.37)%      (7.22)%       (2.34)%           0.83%
  With sales charge (c)...................        25.33%     (15.15)%      (7.65)%       (2.66)%           0.53%
-----------------------------------------------------------------------------------------------------------------------
 CLASS B
  Without contingent deferred sales charge        30.36%     (15.09)%      (7.87)%       (2.83)%           0.38%
  With contingent deferred sales charge (f)       26.36%      (15.33)%    (7.87)%        (2.83)%           0.38%
-----------------------------------------------------------------------------------------------------------------------
 CLASS C
  Without contingent deferred sales charge        30.50%     (14.96)%      (7.82)%       (2.79)%           0.41%
  With contingent deferred sales charge (d)       29.50%     (14.96)%      (7.82)%       (2.79)%           0.41%
-----------------------------------------------------------------------------------------------------------------------
 CLASS R                                          32.12%     (14.10)%      (7.05)%       (2.22)%           0.95%
-----------------------------------------------------------------------------------------------------------------------

(a) The total return is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85, assuming the current 4.5% maximum initial sales charge for Class A shares. Because Class B shares were not actually introduced until 1/15/93 and Class C shares and Class R shares were not actually introduced until 8/22/95, total return for the period prior to the introduction of each such class (i) in the case of Class B shares and Class R shares, reflects the performance information for Class A shares (ii) in the case of Class C shares, reflects the performance information for Class A shares and Class B shares, as appropriate and (iii) in the case of Class B shares and Class C shares, does not reflect higher service and distribution fees and certain administrative expenses borne by Class B shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions. Gabelli Funds, LLC became the investment advisor of the Fund on May 23, 2000.
(b) This unmanaged broad-based index is comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
(c)  Assuming maximum initial sales charge of 4.5%
(d) Assuming payment of the maximum contingent deferred sales charge (CDSC). A CDSC of 1% is imposed on redemptions made within one year of purchase.
(e) On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
(f) Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B shares is 4% and is reduced to 0% after six years.

COMSTOCK STRATEGY FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL                                                           MARKET
  AMOUNT                                               COST          VALUE
  ------                                               ----          ------

              U.S. GOVERNMENT OBLIGATIONS -- 91.0%
              U.S. TREASURY BILLS -- 2.0%
 $  532,000   U.S. Treasury Bill, 3.80%++, due
                 07/05/01                           $  528,427      $   528,388
                                                    -----------     -----------
              U.S. TREASURY BONDS -- 16.2%
  4,000,000   U.S. Treasury Bond
                 6.25%, 05/15/30                      4,343,196       4,220,628
                                                    -----------     -----------
              U.S. TREASURY NOTES -- 72.8%
              U.S. Treasury Note
  1,444,000      6.38%, 01/31/02 .............        1,439,547       1,468,503
 11,600,000      6.38%, 04/30/02 .............       11,550,558      11,858,634
  5,400,000      6.00%, 08/15/09 .............        5,233,801       5,631,709
                                                    -----------     -----------
                                                     18,223,906      18,958,846
                                                    -----------     -----------
              TOTAL U.S. GOVERNMENT
                 OBLIGATIONS .................       23,095,529      23,707,862
                                                    -----------     -----------
              TOTAL
               INVESTMENTS -- 91.0% ..........      $23,095,529      23,707,862
                                                    ===========     ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 9.0% ......................       2,338,565
                                                                    -----------
              NET ASSETS -- 100.0% ............................     $26,046,427
                                                                    ===========


    NUMBER OF                                 EXPIRATION DATE/         MARKET
    CONTRACTS    ISSUE                        EXERCISE PRICE            VALUE
    --------- ------------                  --------------------     ----------
              PUT OPTIONS PURCHASED
        120   S & P 500 Index ................   June 01/1300        $  769,200
        108   S & P 500 Index ................  Sept. 01/1250           646,920
         65   S & P 500 Index ................   Dec. 01/1250           473,200
                                                                     ----------
    Total Put Options Purchased (Cost $1,360,929)                    $1,889,320
                                                                     ==========

    PRINCIPAL                                    SETTLEMENT          UNREALIZED
     AMOUNT                                         DATE            DEPRECIATION
    ---------                                    ----------         ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
  1,467,645(a) Deliver European Currency
               Units in exchange for
               USD 1,300,584 .................     06/20/01            $(19,416)
                                                                       =========
------------------------
++     Represents annualized yield at date of purchase.
(a)    Principal amount denoted in Euros.
USD  - U.S. Dollars


                 See accompanying notes to financial statements.

COMSTOCK CAPITAL VALUE FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2001
--------------------------------------------------------------------------------

 PRINCIPAL                                                           MARKET
  AMOUNT                                              COST           VALUE
  --------                                            -----          ------
              U.S. GOVERNMENT OBLIGATIONS -- 78.8%
              U.S. TREASURY BILLS -- 67.4%
$31,346,000   U.S. Treasury Bills,
                 3.72% to 5.10%++,
                 due 05/03/01 to 07/19/01(a) .      $31,279,710     $31,279,913
                                                    -----------     -----------
              U.S. TREASURY NOTES -- 11.4%
  5,000,000   U.S. Treasury Note
                 6.25%, 05/15/30 .............        5,428,995       5,275,785
                                                    -----------     -----------
              TOTAL U.S. GOVERNMENT
                 OBLIGATIONS .................       36,708,705      36,555,698
                                                    -----------     -----------
              TOTAL
                 INVESTMENTS -- 78.8% ........      $36,708,705      36,555,698
                                                    ===========     ===========
              OTHER ASSETS AND
                 LIABILITIES (NET) -- 21.2% ...................       9,857,678
                                                                    ----------
              NET ASSETS -- 100.0% ............................     $46,413,376
                                                                    ===========

                                                                        MARKET
    COMMON STOCKS                       SHARES       PROCEEDS           VALUE
    -------------                       ------       --------           ------
    SECURITIES SOLD SHORT
    Acxiom Corp.+ ...................   12,000       $179,994          $182,040
    Allergan Inc.+ ..................    5,000        385,787           380,000
    Amgen Inc.+ .....................    7,000        437,940           427,980
    Automatic Data Processing Inc. ..    7,500        439,624           406,875
    Broadcom Co.+ ...................    1,500         96,747            62,340
    Brocade Communication
      Systems Inc.+ .................    3,500        145,464           132,965
    Cerner Corp.+ ...................    8,500        434,017           382,755
    Cisco Systems Inc.+ .............    7,300        124,826           123,954
    Coca Cola Co. ...................    8,000        422,626           369,520
    Dell Computer Corp. .............   10,000        218,243           262,900
    Disney (Walt) Co. ...............   10,000        306,935           302,500
    EMC Corp.+ ......................    4,500        179,769           178,200
    Emerson Electric Co. ............    6,500        425,881           433,225
    General Electric Co. ............   10,000        465,385           485,300
    Global Crossing Ltd.+ ...........   11,500        180,041           144,095
    Goldman Sachs Group . ...........    5,000        455,285           455,500
    Guidant Corp.+ ..................    8,000        327,749           328,000
    Hewlett Packard Co. .............   14,000        419,986           398,020
    Home Depot Inc. .................   10,000        431,186           471,000
    IDEC Pharmaceuticals Corp.+ .....    8,000        432,485           393,600
    JDS Uniphase Inc.+ ..............    4,940        146,281           105,617
    Level 3 Communications Inc.+ ....    5,600         78,453            79,688
    Maxim Integrated Products  Inc.+     8,470        373,607           430,674
    McData Corp.+ ...................      166          7,100             3,782
    Mellon Financial Corp. ..........   11,000        431,845           450,230
    Merrill Lynch & Co. Inc. ........    7,000        388,207           431,900
    Micron Technology Inc. ..........    9,000        340,369           408,420


                                                                        MARKET
    COMMON STOCKS                       SHARES       PROCEEDS           VALUE
    -------------                       ------       --------           ------
    SECURITIES SOLDSHORT (CONTINUED)
    Nasdaq 100 Trust+ ...............   18,000       $845,792          $830,700
    Oracle Corp.+ ...................   13,000        213,843           210,080
    PMCS.+ ..........................    1,800         84,260            74,970
    Schwab (Charles) Corp. ..........   12,000        255,111           237,600
    State Street Corp. ..............    3,000        271,521           311,340
    Sun Microsystems Inc.+ ..........    6,400        130,475           109,568
    T. Rowe Price Group Inc. ........   13,000        401,524           451,880
    Wal-Mart Stores Inc. ............    8,500        425,248           439,790
    Walgreen Co. ....................   10,000        398,237           427,800
    Xilinx Inc.+ ....................   10,000        431,361           474,700
    Yahoo! Inc.+ ....................    3,200         76,637            64,576
                                                  -----------       -----------
    TOTAL SECURITIES
      SOLD SHORT                                  $11,809,841       $11,864,084
                                                  ===========       ===========

    NUMBER OF                                  EXPIRATION DATE/         MARKET
    CONTRACTS ISSUE                             EXERCISE PRICE          VALUE
    --------- -----------                      ----------------         -----
              PUT OPTIONS PURCHASED
         80   S & P 500 Index ................   June 01/1300       $  512,800
        170   S & P 500 Index ................   Sept. 01/1250       1,018,300
         41   S & P 500 Index ................   Dec. 01/1200          223,860
         95   S & P 500 Index ................   Dec. 01/1250          691,600
                                                                    ----------
    Total Put Options Purchased (Cost $1,780,008)                   $2,446,560
                                                                    ==========

                                                                    UNREALIZED
                                                                  APPRECIATION/
                                                                   DEPRECIATION
                                                                  --------------
              FUTURES CONTRACTS -- SHORT POSITION
         51   S & P 500 Index Futures ........       6/15/01            $43,325
                                                                        =======
              FUTURES CONTRACTS -- LONG POSITION
         18   Euro Futures ...................       6/18/01           ($67,275)
                                                                        =======
------------------------
+    Non-income  producing  security
++   Represents annualized yield at date of purchase.
(a) At April 30, 2001, $1,020,000 of the principal amount was pledged as collateral for futures contracts.


                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001
--------------------------------------------------------------------------------

                                                                                           STRATEGY      CAPITAL VALUE
                                                                                             FUND            FUND
                                                                                           --------      -------------
ASSETS:
   Investments at value (Cost $23,095,529 and $36,708,705, respectively).............    $ 23,707,862    $ 36,555,698
   Put options purchased (Cost $1,360,929 and $1,780,008, respectively)..............       1,889,320       2,446,560
   Cash..............................................................................         370,436             344
   Receivable for investments sold ..................................................              --      27,847,264
   Interest receivable...............................................................         207,355         167,586
   Receivable for Fund shares sold ..................................................          38,768         120,198
   Variation margin receivable.......................................................              --          46,800
   Prepaid expenses .................................................................           4,867           7,269
                                                                                         ------------    ------------
   TOTAL ASSETS......................................................................      26,218,608      67,191,719
                                                                                         ------------    ------------
LIABILITIES:
   Securities sold short (Proceeds $11,809,841)......................................              --      11,864,084
   Payable for investments purchased ................................................              --       8,312,417
   Dividend payable on securities sold short ........................................              --           3,240
   Payable for Fund shares redeemed .................................................          22,654         432,008
   Payable for investment advisory fees .............................................          35,393          67,993
   Payable for distribution fees.....................................................           1,438          30,690
   Net unrealized depreciation on forward foreign exchange contracts.................          19,416              --
   Other accrued expenses ...........................................................          93,280          67,911
                                                                                         ------------    ------------
   TOTAL LIABILITIES.................................................................         172,181      20,778,343
                                                                                         ------------    ------------
   NET ASSETS .......................................................................    $ 26,046,427    $ 46,413,376
                                                                                         ============    ============

NET ASSETS CONSIST OF:
   Paid in capital ..................................................................    $113,381,960    $284,209,861
   Accumulated undistributed net investment income ..................................          50,861       2,095,157
   Accumulated net realized loss on investments, foreign currency,
     put options, futures and securities sold short .................................     (88,507,702)   (240,326,994)
   Net unrealized depreciation on securities sold short .............................              --         (54,243)
   Net unrealized appreciation on investments, foreign currency,
     put options and futures transactions ...........................................       1,121,308         489,595
                                                                                         ------------    ------------
   NET ASSETS .......................................................................    $ 26,046,427    $ 46,413,376
                                                                                         ============    ============

SHARES OF COMMON STOCK OUTSTANDING:
   CLASS O:
     Net Asset Value, offering and redemption price per share
       ($23,051,039 / 5,491,000 shares outstanding)................................             $4.20
                                                                                                =====

   CLASS A:
     Net Asset Value and redemption price per share
       ($2,838,184 / 676,290 shares outstanding and $33,851,665 / 10,141,655 shares
       outstanding, respectively)....................................................           $4.20           $3.34
                                                                                                =====           =====
     Maximum offering price per share (NAV / 0.955 based on maximum sales charge
       of 4.50% of the offering price at April 30, 2001).............................           $4.40           $3.50
                                                                                                =====           =====

   CLASS B:
     Net Asset Value and offering price per share ($8,639,263 / 2,593,388 shares outstanding)                   $3.33(a)
                                                                                                                =====

   CLASS C:
     Net Asset Value and offering price per share
       ($157,204 / 37,237 shares outstanding and $3,874,362 / 1,212,106 shares
       outstanding, respectively)....................................................           $4.22(a)        $3.20(a)
                                                                                                =====           =====

   CLASS R:
     Net Asset Value, offering and redemption price per share ($48,086 / 14,405 shares outstanding)             $3.34
                                                                                                                =====

--------------------------------

(a) Redemption price varies based on length of time held.

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2001
--------------------------------------------------------------------------------

                                                                                            STRATEGY     CAPITAL VALUE
                                                                                              FUND           FUND
                                                                                            --------     -------------
INVESTMENT INCOME:
   Interest..........................................................................      $1,565,143     $ 2,980,345
                                                                                           ----------     -----------
   TOTAL INVESTMENT INCOME...........................................................       1,565,143       2,980,345
                                                                                           ----------     -----------
EXPENSES:
   Investment advisory fees..........................................................         238,127         421,874
   Distribution fees.................................................................           9,546         185,794
   Shareholder services fees.........................................................         150,271         143,352
   Legal and audit fees..............................................................          74,957          75,354
   Registration fees.................................................................          26,620          42,000
   Shareholder communications expenses...............................................          37,048          37,549
   Directors' fees...................................................................          14,717          12,772
   Custodian fees....................................................................           5,932           5,660
   Dividends on securities sold short................................................              --          19,378
   Miscellaneous expenses............................................................          18,437          25,581
                                                                                           ----------     -----------
   TOTAL EXPENSES....................................................................         575,655         969,314
   LESS:
     Expense reimbursements..........................................................              --         (84,115)
                                                                                           ----------     -----------
   TOTAL NET EXPENSES................................................................         575,655         885,199
                                                                                           ----------     -----------
NET INVESTMENT INCOME................................................................         989,488       2,095,146
                                                                                           ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY,
   PUT OPTIONS, SECURITIES SOLD SHORT AND FUTURES TRANSACTIONS:
   Net realized loss on investments, foreign currency,
     put options and futures transactions............................................      (1,411,794)        (48,660)
   Net realized gain on securities sold short........................................              --       6,375,934
   Net increase in unrealized appreciation/depreciation on investments, foreign currency,
      put options and futures transactions...........................................       2,405,231       2,619,216
   Net (decrease) in unrealized appreciation/depreciation on securities sold short...              --      (1,795,988)
                                                                                           ----------     -----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY,
     PUT OPTIONS, SECURITIES SOLD SHORT
     AND FUTURES TRANSACTIONS........................................................         993,437       7,150,502
                                                                                           ----------     -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................       $1,982,925     $ 9,245,648
                                                                                           ==========     ===========



                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   STRATEGY FUND              CAPITAL VALUE FUND
                                                         ------------------------------  ------------------------------
                                                          YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                         APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 2001  APRIL 30, 2000
                                                         --------------  --------------  --------------  --------------
OPERATIONS:
   Net investment income............................      $   989,488     $ 1,864,404     $ 2,095,146     $ 2,514,309
   Net realized loss on investments, foreign currency,
     put options and futures transactions...........       (1,411,794)    (11,682,811)        (48,660)    (15,365,820)
   Net realized gain (loss) on securities sold short               --              --       6,375,934      (6,539,009)
   Net increase in unrealized appreciation/depreciation on
     investments, foreign currency, put options and
     futures transactions...........................        2,405,231       3,061,143       2,619,216       2,042,595
   Net increase (decrease) in unrealized appreciation/
     depreciation on securities sold short..........               --              --      (1,795,988)      1,556,390
                                                          -----------      ----------      ----------     -----------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS......................        1,982,925      (6,757,264)      9,245,648     (15,791,535)
                                                          -----------      ----------      ----------     -----------
DIVIDENDS TO SHAREHOLDERS:
   Net investment income
     Class O........................................         (943,357)     (1,610,240)             --              --
     Class A........................................         (110,467)       (233,701)     (1,909,889)       (851,889)
     Class B........................................               --              --        (458,717)        (11,654)
     Class C........................................           (4,855)        (15,205)       (145,537)             --
     Class R........................................               --              --            (125)           (340)
                                                          -----------      ----------      ----------     -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............       (1,058,679)     (1,859,146)     (2,514,268)       (863,883)
                                                          -----------      ----------      ----------     -----------
CAPITAL STOCK TRANSACTIONS:
   Proceeds from shares sold:
     Class A........................................          624,520         444,503       7,899,653      32,351,340
     Class B........................................               --              --       3,021,330       4,853,966
     Class C........................................           83,814         414,162       2,512,095       2,438,625
     Class R........................................               --              --          53,450              --
                                                          -----------      ----------      ----------     -----------
                                                              708,334         858,665      13,486,528      39,643,931
                                                          -----------      ----------      ----------     -----------
   Proceeds from reinvestment of dividends:
     Class O........................................          612,405         414,230              --              --
     Class A........................................           46,265          94,722       1,380,566         491,960
     Class B........................................               --              --         259,227           6,822
     Class C........................................            2,349           4,230          90,438              --
     Class R........................................               --              --              99             334
                                                          -----------      ----------      ----------     -----------
                                                              661,019         513,182       1,730,330         499,116
                                                          -----------      ----------      ----------     -----------
   Cost of shares redeemed:
     Class O........................................       (6,242,369)    (11,005,330)             --              --
     Class A........................................       (1,713,502)     (3,445,035)    (19,435,618)    (39,944,149)
     Class B........................................               --              --      (4,064,409)     (8,005,008)
     Class C........................................         (146,182)       (820,862)     (1,449,390)     (4,140,687)
     Class R........................................               --              --          (4,101)        (20,765)
                                                          -----------      ----------      ----------     -----------
                                                           (8,102,053)    (15,271,227)    (24,953,518)    (52,110,609)
                                                          -----------      ----------      ----------     -----------
   Net decrease in net assets
     from capital stock transactions................       (6,732,700)    (13,899,380)     (9,736,660)    (11,967,562)
                                                          -----------      ----------      ----------     -----------
   NET DECREASE IN NET ASSETS.......................       (5,808,454)    (22,515,790)     (3,005,280)    (28,622,980)
                                                          -----------      ----------      ----------     -----------
NET ASSETS:
   Beginning of year................................       31,854,881      54,370,671      49,418,656      78,041,636
                                                          -----------      ----------      ----------     -----------
   End of year......................................      $26,046,427     $31,854,881     $46,413,376     $49,418,656
                                                          ===========     ===========     ===========     ===========

   Undistributed net investment income at end of year     $    64,320     $   133,511     $ 2,095,157     $ 2,514,279
                                                          ===========     ===========     ===========     ===========



                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. Comstock Funds, Inc. (the "Company"), formerly known as Comstock Partners Funds, Inc., is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Strategy Fund (the "Strategy Fund") and Comstock Capital Value Fund (the "Capital Value Fund") (each a "Fund" and collectively the "Funds"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Strategy Fund offers Class A and Class C shares. Class O shares are no longer offered for sale except for reinvestment of dividends. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental
shareholder   administrative  expenses  resulting  from  deferred  sales  charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase and in certain cases, contingent deferred sales charges. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors and certain retirement plans. Class O shares are no longer offered for sale except for reinvestment of dividends.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S. over-the-counter market for which market quotations are readily available, are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the mean of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method, as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Written options are valued to reflect the current market value of the option written, based upon the last asked price. Options purchased by a Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. A Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. Each Fund may purchase or write call or put options on securities or indices. As a writer of put options, a Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. A Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. A Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, a Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, a Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, a Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

FUTURES CONTRACTS. Each Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. The Capital Value Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Funds may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

For the year ended April 30, 2001, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments to paid in capital. These reclassifications related to expired capital loss carryforwards and foreign currency transactions and have no impact on total net assets.


                                                                       ACCUMULATED REALIZED
                                                                        LOSS ON INVESTMENTS,
                                      ACCUMULATED UNDISTRIBUTED    FOREIGN CURRENCY, PUT OPTIONS,
                                        NET INVESTMENT INCOME    FUTURES AND SECURITIES SOLD SHORT
                                      -------------------------  ---------------------------------
     Comstock Strategy Fund .........           $(13,459)                $ 8,790,408
     Comstock Capital Value Fund ....                 --                  17,716,000


PROVISION FOR INCOME TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY, ADMINISTRATION AND TRANSFER AGENCY AGREEMENTS. Through May 22, 2000, the Company, on behalf of the Funds, had formerly engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnished continuing investment supervision to the Strategy Fund and was responsible for the management of the Strategy Fund's portfolio. It furnished office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser received from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser had responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser received from the Company, on behalf of the Capital Value Fund, a monthly fee at the following annual rates: .40% of the first $300 million of the Capital Value Fund's average daily net assets, .45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55% of the Capital Value Fund's average daily net assets in excess of $1 billion.

Gabelli Funds LLC serves as Investment Adviser and Administrator for both Funds effective May 23, 2000. As compensation for services and related expenses, the Strategy Fund pays the Adviser an annual fee of 0.85% of the Fund's daily average net assets, computed daily and payable monthly. The Capital Value Fund pays the Adviser an annual fee of 1.0% of the Fund's daily average net assets, computed daily and payable monthly. The Adviser has agreed to waive a portion of their fee for the Strategy Fund and the Capital Value Fund until May 22, 2002, to the extent necessary, in order to maintain each Fund's expense ratio achieved during 1999 (other than extraordinary expenses) based on asset levels as of May 22, 2000. For the year ended April 30, 2001, the Adviser waived fees in the amount of $0 and $84,115 for the Strategy Fund and Capital Value Fund, respectively.

Prior to May 22, 2000, Princeton Administrators L.P. ("Princeton") served as Administrator under the terms of an Amended and Restated Administration Agreement with the Company, on behalf of the Strategy Fund and the Capital Value
Fund.   Princeton   performed  or  arranged  for  the   performance  of  certain
administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Funds, including maintaining certain of the books and records of both of the Funds, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Funds and their shares and providing the Funds with administrative office facilities. For the services rendered to the Funds and the facilities furnished, each Fund paid Princeton a monthly fee equal to the greater of (i) $125,000 per annum or (ii) an annual rate equal to .25% of each Fund's average daily net assets up to $100 million, .225% of each Fund's average daily net assets on the next $100 million,
 .20% of each Fund's average daily net assets on the next $400 million and .175% of each Fund's average daily net assets in excess of $600 million.

Through May 22, 2000, the Company compensated Dreyfus Transfer, Inc. under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Funds. During the year ended

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

April 30, 2001, such compensation amounted to $371 for the Capital Value Fund and $151 for the Strategy Fund. Dreyfus Transfer, Inc. is a wholly-owned subsidiary of The Dreyfus Corporation. Effective May 7, 2000, State Street Bank and Trust Company provides transfer agency services for the Funds.

4. DISTRIBUTION PLAN. The Funds' Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended April 30, 2001, the Capital Value Fund incurred distribution costs of $75,189, $74,671 and $23,724 for Class A, Class B and Class C shares, respectively, and the Strategy Fund incurred distribution costs of $7,249 and $1,617 for Class A and Class C shares, respectively, payable to Gabelli and Company, Inc., an affiliate of the Adviser.

Gabelli & Company, Inc. (the "Distributor") serves as distributor for the Funds effective May 23, 2000. Prior to May 23, 2000, Premier Mutual Fund Services acted as distributor of the Funds' shares. Under the Amended and Restated Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimbursed the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) paid Dreyfus Service Corporation or any affiliate for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. During the year ended April 30, 2001, $5,988 and $557 were charged to the Class A shares of Capital Value Fund and Strategy Fund, respectively. Under the Class B Service and Distribution Plan and Amended and Restated Class C Service and Distribution Plan, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of such Fund. During the year ended April 30, 2001, $3,604 and $1,063 were charged for distributing Capital Value Fund's Class B and Class C shares, respectively, and $1,201 and $354 were charged for shareholder servicing for Capital Value Fund's Class B and Class C shares, respectively. During the same period, $92 and $31 were charged for distributing and shareholder servicing, respectively, for Strategy Fund's Class C shares.

5. PORTFOLIO SECURITIES: Purchases and proceeds from sales of securities for the year ended April 30, 2001, other than short-term securities, were as follows:

                                           PURCHASES                 SALES
                                          -----------             -----------
Strategy Fund: .......................    $15,857,203             $23,215,341
                                          ===========             ===========
Capital Value Fund:
   Long transactions .................    $ 5,432,813             $   114,840
   Short sale transactions ...........     27,780,249              29,409,756
                                          -----------             -----------
                                          $33,213,062             $29,524,596
                                          ===========             ===========

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                  STRATEGY FUND                 CAPITAL VALUE FUND
                                                          -----------------------------  ------------------------------
                                                            YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                          APRIL 30, 2001  APRIL 30, 2000  APRIL 30, 2001  APRIL 30, 2000
                                                          --------------  --------------  --------------  --------------
CLASS O:
Shares issued upon reinvestment of dividends........          152,134          94,459
Shares redeemed.....................................       (1,557,452)     (2,473,941)
                                                           -----------     -----------
   Net decrease in Class O shares...................       (1,405,318)     (2,379,482)
                                                           ===========     ===========

CLASS A:
Shares sold.........................................          157,457          97,794       2,412,131       9,753,239
Shares issued upon reinvestment of dividends........           11,428          21,364         471,782         167,904
Shares redeemed.....................................         (430,592)       (772,651)     (7,143,344)    (12,484,941)
                                                           -----------     -----------     -----------    ------------
   Net decrease in Class A shares...................         (261,707)       (653,493)     (4,259,431)     (2,563,798)
                                                           ===========     ===========     ===========    ============

CLASS B:
Shares sold.........................................                                        1,014,714       1,464,663
Shares issued upon reinvestment of dividends........                                           87,576           2,321
Shares redeemed.....................................                                       (1,432,053)     (2,511,093)
                                                                                           -----------    ------------
   Net decrease in Class B shares...................                                         (329,763)     (1,044,109)
                                                                                           ===========    ============

CLASS C:
Shares sold.........................................           18,317          89,073         738,774         756,546
Shares issued upon reinvestment of dividends........              578             951          31,957              --
Shares redeemed.....................................          (33,872)       (181,581)       (466,045)     (1,358,811)
                                                           -----------     -----------     -----------    ------------
   Net increase (decrease) in Class C shares........          (14,977)        (91,557)        304,686        (602,265)
                                                           ===========     ===========     ===========    ============

CLASS R:
Shares sold.........................................                                           14,238              --
Shares issued upon reinvestment of dividends........                                               34             115
Shares redeemed.....................................                                           (1,486)         (6,897)
                                                                                           -----------    ------------
   Net increase (decrease) in Class R shares........                                           12,786          (6,782)
                                                                                           ===========    ============

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. FEDERAL INCOME TAX INFORMATION. The following summarizes the amount of capital loss carryforwards and expiration date for each Fund at April 30, 2001:

        EXPIRING IN FISCAL YEAR        STRATEGY FUND          CAPITAL VALUE FUND
        -----------------------       --------------          ------------------
                2002                    $        --              $ 56,798,501
                2003                             --                 9,144,927
                2004                     12,519,846                15,768,731
                2005                     14,912,760                14,168,996
                2006                     14,076,373                57,496,622
                2007                     26,257,347                48,938,064
                2008                     15,186,640                36,909,064
                2009                      5,026,316                   459,497
                                        -----------              ------------
                                        $87,979,282              $239,684,402
                                        ===========              ============

As of April 30, 2001, the cost of investments of each Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for each Fund at April 30, 2001:

                                 GROSS            GROSS
                               UNREALIZED       UNREALIZED
                              APPRECIATION     DEPRECIATION          NET
                              ------------     ------------      ------------
Comstock Strategy Fund         $1,263,331      $  (142,023)     $1,121,308
Comstock Capital Value Fund     1,707,849       (1,272,497)        435,352

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                              INCOME FROM INVESTMENT OPERATIONS                       DISTRIBUTIONS
                 -------------------------------------------------------   ---------------------------------------

                                                 Net
                 Net Asset                  Realized and        Total                     Net
  Period          Value,         Net          Unrealized        from         Net        Realized
   Ended         Beginning     Investment   Gain (Loss) on    Investment   Investment   Gain on          Total
 April 30        of Period     Income(a)      Investments     Operations    Income     Investments    Distributions
------------     ----------    ----------   --------------    ----------  ----------   ------------   -------------
STRATEGY FUND
CLASS O
   2001 (c)        $4.04         $0.15          $ 0.17          $ 0.32       $(0.16)          --          $(0.16)
   2000             4.94          0.20           (0.90)          (0.70)       (0.20)          --           (0.20)
   1999             6.06          0.30           (0.94)          (0.64)       (0.48)          --           (0.48)
   1998             7.77          0.43           (1.54)          (1.11)       (0.60)          --           (0.60)
   1997             8.78          0.78           (1.19)          (0.41)       (0.47)      $(0.13)          (0.60)
CLASS A
   2001 (c)         4.04          0.14            0.17            0.31        (0.15)          --           (0.15)
   2000             4.94          0.19           (0.90)          (0.71)       (0.19)          --           (0.19)
   1999             6.06          0.29           (0.95)          (0.66)       (0.46)          --           (0.46)
   1998             7.77          0.42           (1.55)          (1.13)       (0.58)          --           (0.58)
   1997             8.78          0.54           (0.96)          (0.42)       (0.46)       (0.13)          (0.59)
CLASS C
   2001 (c)         4.06          0.11            0.16            0.27        (0.11)          --           (0.11)
   2000             4.94          0.15           (0.88)          (0.73)       (0.15)          --           (0.15)
   1999             6.06          0.26           (0.97)          (0.71)       (0.41)          --           (0.41)
   1998             7.74          0.37           (1.54)          (1.17)       (0.51)          --           (0.51)
   1997             8.77          0.45           (0.95)          (0.50)       (0.41)       (0.12)          (0.53)





                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------------------------------------
                                                                                              Decrease
                                                               Net                          Reflected in
                    Net Asset               Net Assets      Investment      Operating       Expense Ratios
  Period             Value,                   End of        Income to       Expenses to         Due to          Portfolio
   Ended             End of       Total       Period         Average        Average Net     Administrative      Turnover
 April 30            Period      Return(b)   (in 000's)     Net Assets       Assets           Fee Waiver          Rate
------------        ---------   ----------  ------------    ----------      -----------     --------------     ----------
STRATEGY FUND
CLASS O
   2001 (c)           $4.20          8.05%    $23,051          3.32%           2.02%              --                61%
   2000                4.04        (14.35)     27,854          4.55            2.23               --               112
   1999                4.94        (11.32)     45,803          5.29            1.49             0.14%              130
   1998                6.06        (14.88)     71,692          6.01            1.31             0.01               227
   1997                7.77         (4.85)    134,719          6.80            1.18               --               126
CLASS A
   2001 (c)            4.20          7.77       2,838          3.57            2.27               --                61
   2000                4.04        (14.58)      3,789          4.28            2.46               --               112
   1999                4.94        (11.56)      7,858          5.05            1.75             0.14               130
   1998                6.06        (15.11)     17,871          5.79            1.55             0.01               227
   1997                7.77         (5.10)     43,327          6.55            1.43               --               126
CLASS C
   2001 (c)            4.22          6.90         157          2.57            3.02               --                61
   2000                4.06        (14.89)        212          3.51            3.16               --               112
   1999                4.94        (12.42)        710          4.14            2.48             0.14               130
   1998                6.06        (15.61)      1,780          5.08            2.29             0.01               227
   1997                7.74         (5.94)     13,020          5.81            2.14               --               126

--------------------------------

(a) Based on average shares outstanding.
(b) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
(c) Gabelli Funds, LLC became the investment advisor of the Fund on May 23, 2000.



                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS                     DISTRIBUTIONS
                -------------------------------------------------------     -------------------------

                                                                                                           Net
                Net Asset                    Net Realized       Total                                   Net Asset
  Period          Value,        Net         and Unrealized      from           Net                        Value,
   Ended        Beginning    Investment    Gain (Loss) on     Investment    Investment     Total          End of       Total
 April 30       of Period    Income(a)       Investments      Operations      Income    Distributions     Period     Return(b)
------------    ----------   ----------    ---------------    ----------    ----------  -------------   ----------   ----------
CAPITAL VALUE FUND
CLASS A
   2001 (c)       $2.72         $0.16          $ 0.66            $0.82        $(0.20)      $(0.20)        $3.34        31.23%
   2000            3.49          0.12           (0.84)           (0.72)        (0.05)       (0.05)         2.72       (20.70)
   1999            5.06          0.14           (1.40)           (1.26)        (0.31)       (0.31)         3.49       (25.80)
   1998            8.62          0.31           (2.91)           (2.60)        (0.96)       (0.96)         5.06       (31.48)
   1997           10.54          0.59           (1.92)           (1.33)        (0.59)       (0.59)         8.62       (12.97)
CLASS B
   2001 (c)        2.71          0.13            0.67             0.80         (0.18)       (0.18)         3.33        30.36
   2000            3.47          0.10           (0.86)           (0.76)      -- **          --             2.71       (21.82)
   1999            4.99          0.11           (1.38)           (1.27)        (0.25)       (0.25)         3.47       (26.19)
   1998            8.45          0.25           (2.85)           (2.60)        (0.86)       (0.86)         4.99       (32.01)
   1997           10.38          0.54           (1.93)           (1.39)        (0.54)       (0.54)         8.45       (13.69)
CLASS C
   2001 (c)        2.61          0.14            0.63             0.77         (0.18)       (0.18)         3.20        30.50
   2000            3.32          0.09           (0.80)           (0.71)        --           --             2.61       (21.39)
   1999            4.80          0.10           (1.32)           (1.22)        (0.26)       (0.26)         3.32       (26.22)
   1998            8.31          0.23           (2.78)           (2.55)        (0.96)       (0.96)         4.80       (32.10)
   1997           10.24          0.57           (1.91)           (1.34)        (0.59)       (0.59)         8.31       (13.47)
CLASS R
   2001 (c)        2.71          0.16            0.68             0.84         (0.21)       (0.21)         3.34        32.12
   2000            3.48          0.14           (0.85)           (0.71)        (0.06)       (0.06)         2.71       (20.49)
   1999            5.05          0.15           (1.40)           (1.25)        (0.32)       (0.32)         3.48       (25.67)
   1998            8.62          0.33           (2.91)           (2.58)        (0.99)       (0.99)         5.05       (31.28)
   1997           10.53          0.82           (2.13)           (1.31)        (0.60)       (0.60)         8.62       (12.83)




                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                   ----------------------------------------------------------------------------------------
                                               Operating      Operating     Interest Expense
                                    Net         Expenses       Expenses      and Dividends
                   Net Assets    Investment      Before        Net of        on Securities
  Period             End of      Income to      Waivers        Waivers        Sold Short          Portfolio
   Ended             Period       Average      to Average     to Average      to Average          Turnover
 April 30          (in 000's)    Net Assets    Net Assets     Net Assets      Net Assets            Rate
------------       ----------    ----------    ----------     ----------    -----------------     ---------
CAPITAL VALUE FUND
CLASS A
   2001 (c)          $33,852        5.02%          2.06%           1.87%          0.05%                5%
   2000               39,112        3.82           2.01            2.01           0.28                 0
   1999               59,246        3.31           1.47            1.47           0.72               465
   1998               64,452        4.49           1.35            1.35           0.24               359
   1997              160,834        6.16           1.28            1.28           0.51               399
CLASS B
   2001 (c)            8,639        4.27           2.81            2.62           0.05                 5
   2000                7,936        3.04           2.78            2.78           0.28                 0
   1999               13,752        2.46           2.21            2.21           0.85               465
   1998               26,235        3.74           2.10            2.10           0.24               359
   1997               64,671        5.52           2.03            2.03           0.50               399
CLASS C
   2001 (c)            3,874        4.27           2.81            2.62           0.05                 5
   2000                2,366        3.07           2.71            2.71           0.28                 0
   1999                5,014        2.54           2.18            2.18           0.78               465
   1998                8,029        3.70           2.08            2.08           0.21               359
   1997                7,271        6.02           2.07            2.07           0.47               399
CLASS R
   2001 (c)               48        5.27           1.81            1.62           0.05                 5
   2000                    5        4.13           1.61            1.61           0.23                 0
   1999                   29        3.56           1.24            1.24           0.72               465
   1998                   28        4.73           1.11            1.11           0.26               359
   1997                  117        8.65           1.19            1.19           0.38               399

--------------------------------

(a) Based on average shares outstanding (does not apply to Class A, Class B, and Class C for 1997).
(b) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
(c)  Gabelli  Funds,  LLC became the  investment  advisor of the Fund on May 23,
     2000.
**   Amount is less than $0.005 per share.

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
Comstock Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Comstock Funds, Inc. (comprising, respectively, Comstock Strategy Fund and Comstock Capital Value Fund) (the "Funds") as of April 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Comstock Funds, Inc. at April 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                  SIGNATURE OF ERNST & YOUNG LLP

New York, New York
June 4, 2001

   -----------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended April 30, 2001, the Comstock Strategy Fund paid to shareholders an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.1463, $0.1566 and $0.1148 per share for Class A, Class O and Class C, respectively. For the fiscal year ended April 30, 2001, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   For the fiscal year ended April 30, 2001, the Comstock Capital Value Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.21248, $0.20272, $0.18016 and $0.18224 per share for Class R, Class A,
   Class B, and Class C, respectively. For the fiscal year ended April 30, 2001, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Comstock Strategy and Capital Value Funds during fiscal year 2001 which was derived from U.S. Treasury securities was 100.00% and 78.56%, respectively. Such income is exempt from state and local tax in all states. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
   -----------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------



     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is: [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                              PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA
GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITESSM FUND _______
Seeks to invest in  micro-cap  companies  that  have market  capitalizations  of
$300  million  or  less.   The Fund's   primary  objective  is long-term capita
appreciation. (MULTICLASS)                 TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS
AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS
AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
   primary objective is capital appreciation. (MULTICLASS)          TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
   (MULTICLASS)                                                     TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                            THE COMSTOCK FUNDS, INC.
                             Comstock Strategy Fund
                           Comstock Capital Value Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS
M. Bruce Adelberg                                   Anthony R. Pustorino
CONSULTANT                                          CERTIFIED PUBLIC ACCOUNTANT
MBA RESEARCH GROUP                                  PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita                                 Werner J. Roeder, MD
ATTORNEY-AT-LAW                                     MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                           LAWRENCE HOSPITAL

Vincent D. Enright                                  Robert M. Smith
FORMER SENIOR VICE PRESIDENT                        PRESIDENT AND DIRECTOR
AND CHIEF FINANCIAL OFFICER,                        SMITH ADVISORS, LTD.
KEYSPAN ENERGY CORP.

Charles L. Minter                                   Henry G. Van der Eb
FORMER CHAIRMAN AND                                 CHAIRMAN
CHIEF EXECUTIVE OFFICER                             THE COMSTOCK FUNDS, INC.
COMSTOCK PARTNERS, INC.
                                    OFFICERS
Henry G. Van der Eb                                 Martin Weiner, CFA
CHAIRMAN                                            PORTFOLIO MANAGER
                                                    AND PRESIDENT

Bruce N. Alpert                                     Charles L. Minter
EXECUTIVE VICE PRESIDENT                            PORTFOLIO MANAGER
AND TREASURER                                       AND DIRECTOR

Gus Coutsouros                                      Carolyn Matlin
VICE PRESIDENT                                      VICE PRESIDENT

James E. McKee
SECRETARY
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
GABCOMAR01SR

THE
COMSTOCK
FUNDS,
INC.






Comstock Strategy Fund
Comstock Capital Value Fund





                                                                   ANNUAL REPORT
                                                                  APRIL 30, 2001